COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE－19 COMMITMENTS AND CONTINGENCIES

Litigation — From time to time, the Company may be involved in various legal proceedings and claims in the ordinary course of business. The Company currently is not aware of any legal proceedings or claims that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition, operating results, or cash flows.

On 9 April 2024 a crane owned by Ten-League Engineering & Technology Pte. Ltd. (“TLET”) overturned in the vicinity of a job site, resulting in damage to a vehicle. The incident was investigated by the relevant authorities and TLET has since paid a composition fine. No formal charges have been instituted against TLET.

On 17 July 2024, TLET received a letter of demand from Claimant A’s solicitor claiming losses and damages allegedly suffered as a result of the incident and work stoppage on the project worksite estimated at approximately S$1.72 million. Claimant A, who had at the material time been leasing the machinery from TLET. To-date, Claimant A has not commenced legal proceedings, and no further communication has been received. TLET has notified its insurer in respect of the same and the insurer has not repudiated liability.

On 15 August 2024, TLET received a letter of demand from Claimant B’s solicitor claiming damages to the vehicle and related expenses of approximately S$84,000. Claimant B was the purported owner of the damaged vehicle. TLET has notified its insurer of the same. The insurers have not repudiated liability.

There are no other known claims against TLET in respect of the 9 April 2024 accident.

As of December 31, 2025 and 2024, the Company has no material commitments.